Derivative Instruments and Hedging Activity	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activity [Abstract]
Derivative Instruments and Hedging Activity
5. Derivative Instruments and Hedging Activity

The Company may use derivative instruments for the purpose of hedging currency, commodity and interest rate exposures, which exist as part of ongoing business operations. As a policy, the Company does not engage in speculative or leveraged transactions, nor does the Company hold or issue financial instruments for trading purposes. Hedge effectiveness is determined by how closely the changes in the fair value of the hedging instrument offset the changes in the fair value or cash flows of the hedged transaction. Hedge accounting, which generally results in the deferral of derivative gains and losses until such time as the underlying transaction is recognized in net earnings, is permitted only if the hedging relationship is expected to be highly effective at the inception of the transaction and on an ongoing basis. Any ineffective portions are recognized in earnings immediately.

The Company manages its exposure to foreign exchange risk by the use of forward exchange contracts and foreign currency denominated debt to reduce the effect of fluctuating foreign currencies on short-term foreign currency denominated intercompany transactions, non-functional currency raw material purchases, non-functional currency sales and other known foreign currency exposures. These forward exchange contracts generally have maturities of less than twelve months. The Company's primary hedging activities and their accounting treatment are summarized below:

Forward Exchange Contracts The forward exchange contracts that have been designated as hedges are accounted for as cash flow hedges. The Company had $27.9 million and $10.1 million of forward exchange contracts, designated as hedges, outstanding as of December 31, 2011 and 2010, respectively. Due to the short-term nature of these contracts, the results of these transactions are not material to the financial statements. In addition, the Company utilizes forward exchange contracts that are not designated as cash flow hedges and the results of these transactions are also not material to the financial statements.

Net Investment Hedges The Company has certain debt denominated in Euros and Swiss Francs. These debt instruments have been designated as partial hedges of the Company's Euro and Swiss Franc net asset positions. Changes in the fair value of this debt attributable to changes in the spot foreign exchange rate are recorded in foreign currency translation in OCI. As of December 31, 2011 and 2010, the total value of the Company's Euro and Swiss Franc debt was $98.9 million and $106.5 million, respectively. For the years ended December 31, 2011 and 2010, the impact of foreign exchange rates on these debt instruments has decreased debt by $2.5 million and $6.0 million, respectively, and these amounts have been recorded as foreign currency translation in OCI.

Concentrations of Credit Risk Counterparties to forward exchange contracts consist of large international financial institutions. While these counterparties may expose the Company to potential losses due to the credit risk of non-performance, losses are not anticipated. Concentrations of credit risk with respect to trade accounts receivable are limited by the large number of customers, generally short payment terms and their dispersion across geographic areas.